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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ==============

                                    FORM 8-K

                                 ==============

                                 VELOCITA CORP.
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 15, 2001
                          ----------------------------
                Date of report (Date of earliest event reported)

                                 VELOCITA CORP.
             (exact name of registrant as specified in its charter)


         DELAWARE                                             52-2197932
   --------------------             333-39646            --------------------
      (State or other         Commission File Number       (I.R.S. Employer
      jurisdiction of                                   Identification Number)
     incorporation or
       organization)

                             1800 Alexander Bell Drive
                                   Fourth Floor
                                Reston, VA  20191
        -----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 262-7200
        -----------------------------------------------------------------
              (Registrant's telephone number, including area code)

                           PF.NET COMMUNICATIONS, INC.
                555 Herndon Parkway, Suite 100, Herndon, VA 20170
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

      On February 15, 2001 Velocita Corp. (the "Company") announced that it had been selected by AT&T to jointly build approximately 1,300 additional route miles of AT&T's next generation network. The Company also announced that it had obtained the right to purchase approximately 7,100 additional route miles of next generation dark fiber from AT&T.

      A copy of the Company's press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b) None.

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1  Press Release, dated February 15, 2001.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VELOCITA CORP.


                                          By: /s/ David L. Taylor
                                             ----------------------------------
                                          Name:  David L. Taylor
                                          Title: Chief Financial Officer

Date: February 21, 2001
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                                  EXHIBIT INDEX

EXHIBIT NO.      DOCUMENT DESCRIPTION

99.1             Press Release, dated February 15, 2001.